Management Presentation Cellular Information for Better Healthcare November 2005 Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s
current views and opinions as to the status of the
Company’s
products, clinical trials, regulatory approval process,
product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the
Company’s filings with the SEC.

Immunicon Value Proposition
Our products aim to improve cancer disease management
Strategic marketing partnership in cancer with J&J (Veridex)
Commercialization process well underway
–
Compelling clinical data
–
Superior value for health care system
–
FDA clearances received
–
J&J executing sales plan (e.g., Quest Diagnostics)
Multiple applications for current products and technologies
–
Unique, high value-added commercial platforms
–
Low incremental investment to develop future products
–
Additional large market opportunities
Extensive intellectual property position
Continuing value-drivers and catalysts

Circulating Tumor Cells as a “Real-Time Biopsy”
Blood Test
Most tumors are of epithelial cell origin:
Isolation of epithelial cells may mean
pan-carcinoma
capability
Count
Phenotype
& Genotype
Determine
Presence
Assess Prognosis
Direct Therapy
Monitor Disease
Diagnose
Specify Therapy
Risk Assessment
for Cancer
Circulating Tumor Cells (CTCs)
and Associated Markers:

CEC Kit
Profile Kit
CellTracks
®
Technology
Circulating Tumor Cell Kit
Sample Collection
and Preservation
Standardized Rare
Cell Capture
Kits and Marker Reagents
for Cell Analysis
Endothelial Cell Kit
Enrichment Kits for
Molecular Analysis
Count and Characterize
Rare Cells

A New Standard for Cancer Disease Management
Future standard:
Number, protein expression,
and/or gene expression of CTCs
better reflects efficacy of treatment
Current standard:
Radiologist measures changes in
lesions on a CT scan to assess
tumor burden increase/decrease
Objective, quantitative
3-4 weeks
Subjective, semi-quantitative
3-6 months

Significant Clinical Utility of Circulating Tumor Cells
Early evidence of treatment failure, i.e., change therapy within weeks
Predictive at any time point during treatment
CTCs predict outcome in patients undergoing chemo & hormonal therapy
CTCs predict outcome in non-measurable metastatic breast cancer
Better predictive power than serum tumor markers
Potential surrogate endpoint in therapeutic trials

0
25
50
75
100
125
150
175
200
225
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Her2 -
Her2 +
Her2 ++ Her2 +++
Time (weeks)
Taxol Herceptin
Int J Oncol 21: 1111-1118, 2002
“Real-Time Biopsy” from a Blood Sample
Enables selection of targeted therapies

Priority Report, Cancer Research June 15, 2005
13 Breast
Cancer
Patients
31 Prostate
Cancer
Patients
30 Colon
Cancer
Patients
50 Normal Donors
Prostate
Cancer
Breast
Cancer
Colon
Cancer
Pan
Cancer
Hormone refractory
Hormone
sensitive
# CTCs
Profile Kit
“Real-Time Biopsy” from a Blood Sample
Gene Expression
Profiling of Carcinomas

10 FISH on Rare Cells Chromosome 1 Chromosome 7 Chromosome 8 7 7 7 7 7 7 7 1 1 1 1 1 8 8 8 8 8 8 Leukocyte 2 x1, 2 x 7, 2 x 8 Tumor Cell 3 x1, 5 x 7, 4 x 8

Current Clinical Research and Development Programs
Colorectal Cancer
–
Planned interim analysis encouraging
–
~400 patient labeling study in progress (>85% enrolled)
Prostate Cancer
–
Research showed correlation between CTCs and outcome
–
~200 patient labeling study in progress (>90% enrolled)
Other
–
CTCs are present in many metastatic carcinomas
–
FISH on CTCs demonstrated
–
Gene expression profiling on CTCs demonstrated
–
CECs are elevated in cancer patients

Many Product Opportunities
Follow-on applications in cancer
– Other settings in cancer (diagnosis, recurrence monitoring,…)
– RNA/DNA/protein assays
– Detection of tumor cells in bone marrow
– Detection of endothelial cells (treatment toxicity, angiogenesis,…)
Pharmaceutical development tools (CTCs, CECs,…)
Circulating Endothelial Cell (CEC) applications
–
Cardiovascular
–
Autoimmune diseases and other fields
Other life science research applications

Significant Market Opportunity
Overall U.S. Market
Cancer is the second leading killer
–
Prevalence: 9.8 million survivors
–
Incidence: 1.37 million new diagnoses p.a.
–
Mortality: 570,280 deaths p.a.
~86% of all cancers are carcinomas (solid tumors)
–
CellSearch™
System is
“ pan- carcinoma”
Cancer Facts and Figures 2005, American Cancer Society

14 Sales and Marketing Strategy Oncologists Surgeons Pathologists

Strategic Alliance in Cancer with Johnson & Johnson
Key elements:
Immunicon develops and manufactures
J&J finishes, sells and services
Revenue shared (~30% to IMMC on reagents)
Access to J&J technology, expertise and distribution
Reimbursement – J&J responsibility
–
Existing CPT codes for reimbursement exist now
–
Clinical data correlates with patient outcomes
–
Positive cost/benefit
J&J Development Corp. owns ~6% of IMMC
Veridex provides central focus in J&J

Commercialization Status
33 CellTracks AutoPreps and 38 Cell Analyzers shipped as of 9/30/05
13 CTA IIs and 25 CellSpotters
Announced first “CE mark” shipments
Customers in the USA, Europe and Japan
Customers include reference labs, hospitals, CROs, major Pharma/Biotechs
Quest Diagnostics (USA)
SRL (Japan)
Reference labs are multi-placement opportunities

17 ~$380 Medicare reimbursement ~$200 Contribution to lab (before labor) ~$50 $175 CellSearch Test ~$127,000 $150,000 Instrumentation Immunicon Lab Comparison of Estimated Key Economics to Lab & IMMC

Capitalization
Completed staff/cost reduction in August 2005
Cash burn guidance for 2005 improved to $30 to $32 million
Raised $19.7 million in June 2005
Borrowing capacity of $13.6 million @ 9/30/05
(Dollars in thousands) September 30, 2005 December 31, 2004
Cash and cash equivalents 50,085 $                       53,103 $
Long term debt, incl current portion 5,783 $                         5,599 $
Common stock, $0.001 par value 27 23
Additional paid in capital 162,037 142,670
Accumulated deficit (112,786) (91,539)
Other (2,167) (2,316)
Total stockholders' equity 47,111 48,838
Total capitalization 52,894 $                       54,437 $

Milestones Achieved
Publication in New England Journal of Medicine
Q3/04
U.S. in vitro
diagnostic (IVD) launch Q3/04
Announced deal with Quest Diagnostics Q3/04
Positive interim data in colorectal cancer Q4/04
Commenced clinical trial in prostate cancer Q4/04
Publication in JCO on CTCs in 1
st
line Rx Q1/05
510(k) clearance for CellTracks Analyzer II Q1/05
New data --
2005 AACR/ASCO/Urology
Q2/05
Launch CellTracks Analyzer II Q2/05
Shipped first
“ CE”
marked products to Europe Q3/05

Near-term Milestones (Q4 and Beyond)
510(k) for new data in breast cancer Cleared!
CellSearch her2neu, EGFR, MUC-1 marker reagents Launched!
San Antonio Breast Cancer Symposium Q4/05
Denver Prostate Cancer Biomarker Meeting Q4/05
Bone marrow assay (RUO launch) Q1/2006
Launch first CTC FISH assay (RUO launch) 2006
Colorectal cancer data/510(k) 2006
Prostate cancer data/510(k) 2007
Circulating Endothelial Cells (CECs)
–
Clinical research studies In progress
–
RUO commercialization In progress

Immunicon Value Proposition
Our products aim to improve cancer disease management
Strategic marketing partnership in cancer with J&J (Veridex)
Commercialization process well underway
–
Compelling clinical data
–
Superior value for health care system
–
FDA clearances received
–
J&J executing sales plan (e.g., Quest Diagnostics)
Multiple applications for current products and technologies
–
Unique, high value-added commercial platforms
–
Low incremental investment to develop future products
–
Additional large market opportunities
Extensive intellectual property position
Continuing value-drivers and catalysts

3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006 * phone 215.830.0777 * fax 215.830.0751 www.immunicon.com Contact Information